                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       December 9, 2008
                                                --------------------------------

                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

           KANSAS                       0-22760                   48-1099142
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(State or other jurisdiction          (Commission            (IRS Identification
     of incorporation)                File Number)               Employer No.)

    846 N. Mart-Way Court, Olathe, Kansas                           66061
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   (Address of principal executive offices)                       (Zip Code)

   Registrant's telephone number, including area code        (913) 647-0158
                                                     ---------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[  ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
     Exchange  Act (17 CFR  240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On December 9, 2008, Elecsys  Corporation issued a press release announcing its financial  results for the second  quarter ended October 31, 2008. A copy of the press release is furnished under Item 9.01 of this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

     (c)  EXHIBITS. The following exhibits are filed herewith:

     99.1 Press Release dated December 9, 2008.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Date:  December 9, 2008
                                       ELECSYS CORPORATION

                                       By:  /s/ Todd A. Daniels
                                          --------------------------------------
                                            Todd A. Daniels
                                            Vice President and Chief Financial
                                            Officer

                                  EXHIBIT INDEX

Exhibit Number                    Description

    99.1                          Press release dated December 9, 2008.